SUPPLEMENT DATED
                                OCTOBER 1, 1995
                               TO THE PROSPECTUS
                        FRANKLIN TEMPLETON MONEY FUND II
                               DATED MAY 1, 1995


The following sentence replaces the third sentence in the section "Dividends in Cash" under "Distributions to Shareholders":

"By completing the `Special Payment Instructions for Distributions' section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to a Class I or Class II Franklin Templeton Fund, to another person, or directly to a checking account."